UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2011

Monarch Casino & Resort, Inc.

(Exact name of registrant as specified in its charter)

Nevada	0-22088	88-0300760
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3800 South Virginia Street, Reno, Nevada	89502
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (775) 335-4600

Not applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 to the Current Report on Form 8-K filed by Monarch Casino & Resort, Inc. on September 30, 2011 (the “Original 8-K”) is being filed solely to add the signature to page 4.  No other changes have been made to the Original 8-K.

Item 1.01               Entry into a Material Definitive Agreement.

On September 29, 2011, Monarch Growth Inc., a Nevada corporation and wholly owned subsidiary of Monarch Casino and Resort, Inc., a Nevada corporation (collectively “Monarch”), entered into a definitive Stock Purchase Agreement (the “Agreement”) with Riviera Operating Corporation, a Nevada corporation, Riviera Holdings Corporation, a Nevada corporation (collectively the “Seller” and together with Monarch, the “Parties”) and Riviera Black Hawk, Inc., a Colorado corporation (“Riviera Black Hawk”).  Pursuant to the Agreement, the Seller agreed to sell all of the issued and outstanding shares of common stock of Riviera Black Hawk to Monarch.

Monarch will pay $76 million (the “Purchase Price”), subject to certain post-Closing working capital adjustments.  At Closing, Seller will pay or satisfy substantially all of Riviera Black Hawk’s indebtedness and will leave at least $2.1 million of working capital, including at least $2.1 million of cash.

The closing of the transaction contemplated by the Agreement (the “Closing) is subject to the satisfaction or waiver of certain conditions, including, without limitation, (i) the approval of the transaction by the Colorado Gaming Commission, (ii) the issuance of required licenses to Monarch, and certain Monarch management, from the Colorado Gaming Commission, (iii) the absence of the occurrence of a material adverse effect on Riviera Black Hawk between the date of the Agreement and the Closing of the transaction (iv) the receipt of certain consents, approvals or authorizations required to consummate the transaction contemplated by the Agreement and other licenses and permits required to operate Riviera Black Hawk, (v) subject to certain materiality exceptions, the accuracy of the representations and warranties made by Monarch and Seller, respectively, (vi) compliance with the Parties respective obligations under the Agreement, (vii) the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended and (viii) other customary closing conditions.  The transaction is not subject to a financing or due diligence condition.

In accordance with the Agreement, Monarch made a non-refundable (except under certain conditions) deposit of $3.8 million (the “Deposit”) which will be credited against the Purchase Price upon the Closing.  In addition to certain other termination rights, the Agreement may be terminated by either Monarch or the Seller if the Closing has not occurred by the last day of the calendar month of the date that is nine months after the date of the Agreement (the “Outside Date”).  Monarch may extend the Outside Date for a period of 90 days by increasing the Deposit by $500,000.

The Parties have made certain representations and warranties in the Agreement, including, without limitation, representations and warranties regarding the condition of the assets and liabilities of Riviera Black Hawk, as applicable, pursuant to the Agreement and the availability of funds to consummate the transaction.  Additionally, the Parties have agreed to certain covenants, including, without limitation, covenants governing the operation of Riviera Black Hawk prior to the Closing and certain matters post-Closing.  Pursuant to the terms of the Agreement, in addition to Monarch’s indemnification obligations, the Seller has agreed to limited indemnification for losses incurred or sustained due to actions arising out of the Agreement and the transaction contemplated thereby.

The foregoing summary of the Agreement is qualified in its entirety by the terms and conditions of the Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On September 29, 2011, Monarch issued a press release announcing the execution of the Agreement, a copy of which is attached as Exhibit 99.1 and incorporated by reference herein.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits

2.1                                   Stock Purchase Agreement dated as of September 29, 2011.  Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K.  The registrant hereby undertakes to furnish copies of any of the omitted schedules and exhibits upon request by the U.S. Securities and Exchange Commission.

99.1         Press Release dated September 29, 2011.

*          *         *

This Current Report on form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Such statements contain words such as “may,” “will,” “might,” “expect,” “believe,” “anticipate,” “could,” “would,” “estimate,” “continue,” “pursue,” or the negative thereof or comparable terminology, and may include (without limitation) statements regarding the transactions contemplated by the Agreement and Monarch’s expectations regarding the timing of the Closing and the costs, including the estimated cost of the capital improvement projects, associated with the transaction contemplated by the Agreement.  Forward-looking statements involve certain risks and uncertainties, including (without limitation) risks and uncertainties encountered in integrating acquired businesses, and actual results may differ materially from those discussed in each such statement.  Factors that could cause actual results to differ include (without limitation) the possibility that the transactions contemplated by the Agreement will not close on the expected terms, or at all; that the cost of the capital improvement projects increases; that Monarch is unable to successfully integrate the acquired assets or capture synergies; litigation, antitrust matters or the satisfaction or waiver of any of the closing conditions that could delay or prevent the Closing; changes to the financial conditions of Monarch or Riviera Black Hawk or the economic conditions in the areas in which they operate.  Additional factors are discussed in Part 1, Item 1A, “Risk Factors” in Monarch’s Annual Report on Form 10-K for the year ended December 31, 2010, Part II, Item 1A, “Risk Factors” in Monarch’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2011, and in Monarch’s other current and periodic reports filed from time to time with the Securities and Exchange Commission.  All forward-looking statements in this document are made as of the date hereof, based on information available to Monarch as of the date hereof, and Monarch assumes no obligation to update any forward-looking statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Monarch Casino and Resort, Inc.

Date: October 4, 2011	/s/ Ronald Rowan
Ronald Rowan
Chief Financial Officer and Treasurer